UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)   MAY 20, 2008
                                                   ------------

                                  NELNET, INC.
             (Exact name of registrant as specified in its charter)


            NEBRASKA                        001-31924             84-0748903
            --------                        ---------             ----------
  (State of other jurisdiction             (Commission          (IRS Employer
       of incorporation)                   File Number)      Identification No.)


  121 SOUTH 13TH STREET, SUITE 201, LINCOLN, NEBRASKA               68508
  ---------------------------------------------------            -----------
       (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code (402) 458-2370

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 2.03.     CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER
               AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

        Nelnet Education Loan Funding, Inc. and Nelnet Student Loan Funding, LLC ("Nelnet Funding") are wholly owned subsidiaries of National Education Loan Network, Inc. National Education Loan Network, Inc. is a wholly owned subsidiary of Nelnet, Inc.

        On May 20, 2008, Nelnet Student Loan Trust 2008-4 (the "Trust"), of which Nelnet Funding is the Depositor, and Zions First National Bank, in its capacity as Indenture Trustee and as Eligible Lender Trustee, executed and delivered an Indenture of Trust dated as of May 1, 2008, pursuant to which the Trust issued $1,350,000,000 of Student Loan Asset-Backed Notes (the "Notes").

        On the closing date, the Trust used approximately $946,058,911 to purchase student loans originated under the Federal Family Education Loan Program from Nelnet Funding and deposited $383,851,152 in the Prefunding Account of the Acquisition Fund. Nelnet Funding purchased the student loans the Trust acquired from Nelnet Education Loan Funding, Inc.

        A description of the transaction and the documents executed in connection with the transaction will be included in the Trust's Form 8-K (Reg. No. 333-144431-04) to be filed on or about May 23, 2008.

ITEM 8.01.     OTHER EVENTS

        On May 21, 2008, Nelnet, Inc. announced in a press release that it is temporarily suspending its quarterly dividend program. A copy of the press release is filed as Exhibit 99.1 to this report.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits. The following exhibit is filed as part of this report:

    Exhibit
       No.                               Description
   -----------   ---------------------------------------------------------------

      99.1       Press Release dated May 21, 2008 - "Nelnet Suspends Dividend"




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                                   SIGNATURES



        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 21, 2008
                                        NELNET, INC.


                                        By: /s/ Terry J. Heimes
                                        ----------------------------------------
                                        Name:  Terry J. Heimes
                                        Title: Chief Financial Officer and
                                               Treasurer